Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), Darcy Mott, Executive Vice President and Chief Financial Officer (Principal Financial Officer) of HealthEquity, Inc. (the “Company”), hereby certifies that, to the best of his knowledge:

1.
Our Quarterly Report on Form 10-Q for the quarter ended April 30, 2015, to which this Certification is attached as Exhibit 32.1 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: June 11, 2015

By:	/s/ Darcy Mott
Name:	Darcy Mott
Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)